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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                           Date of Report (Date of earliest
event reported):
                                   MAY 7, 2001


                           CUBIST PHARMACEUTICALS, INC
               (Exact Name of Registrant as Specified in Charter)


         DELAWARE                   0-21379                   22-3192085
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 (State or Other Jurisdiction      (Commission               (IRS Employer
         of Incorporation)         File Number)            Identification No.)


                 24 EMILY STREET, CAMBRIDGE, MASSACHUSETTS 02139
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (617) 576-1999
                                                           --------------



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         ITEM 5.  OTHER EVENTS.
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         On May 7, 2001, the Registrant issued a press release reporting the results of its first quarter ended March 31, 2001. The press release has been filed as an exhibit to this Report on Form 8-K, attached hereto as Exhibit 99.1.

         ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
                  ---------------------------------

         (c)      EXHIBITS.
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         99.1  Press Release dated May 7, 2001

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CUBIST PHARMACEUTICALS, INC.


                                          By: /s/ Thomas A. Shea
                                              ------------------------------
                                              Thomas A. Shea
                                              Vice President Finance and
                                              Administration, Chief Financial
                                              Officer, Treasurer

Dated:  May 7, 2001